                                August 26, 1999

The persons set forth on the signature
  lines to this letter agreement

Ladies and Gentlemen:

    We are each parties to that certain Series F Senior Voting Convertible Preferred Stock Purchase and Registration Rights Agreement dated as of
August 25, 1999 by and among Aegis Communications Group, Inc. (the "COMPANY"), the Questor Investors (as defined below) and certain existing stockholders of the Company identified therein (the "STOCK AGREEMENT"). Terms used in this letter that are not otherwise defined will have the meanings given to them in the Stock Agreement.

    1. USE OF PROCEEDS The parties agree that notwithstanding the covenant of the Company to use the proceeds from the sale of the Shares as set forth in
Section 20 of the Stock Agreement, the proceeds from such sale shall be used exclusively for: (a) the reduction of outstanding indebtedness under the Credit Agreement; (b) the repurchase on the Closing Date of the Company's Series D and Series E Preferred Stock issued and outstanding prior to the Closing Date to the extent (i) permitted by the Bank Approval or pursuant to the terms of the Refinancing and (ii) approved by the Questor Investors in their sole discretion;
(c) the repurchase of each share of the Series B Preferred Stock tendered to the Company on or prior to the Closing; and (d) the payment of fees and expenses in connection therewith and the transactions contemplated by the Stock Agreement (the "REVISED USE OF PROCEEDS"). In the event that any Series D or Series E Preferred Stock is repurchased on or immediately following the Closing Date in accordance with clause (b), the Series E Preferred Stock shall be repurchased in full before any portion of the Series D Preferred Stock may be repurchased.

    2. BANK APPROVAL; USE OF PROCEEDS. Section 17(a)(x) of the Stock Agreement provides that the Questor Investors' obligations at Closing are subject to the Company's having obtained the Bank Approval or consummated the Refinancing, on terms reasonably satisfactory to the Questor Investors, and Section 17(a)(xvi) provides that such obligations are conditioned on holders of all outstanding shares of Series D and Series E Preferred Stock having tendered their Shares at the Closing on terms reasonably satisfactory to the Questor Investors. Section 17(b)(v) of the Stock Agreement provides that the Company's obligations at Closing are subject to the Company having obtained the Bank Approval or consummated the Refinancing, on terms reasonably satisfactory to the Company. Notwithstanding the foregoing:

        (A) The Questor Investors hereby agree that if (i) as of the Closing, all other conditions to their obligations under the Stock Agreement (as modified by this letter agreement) have been satisfied (or otherwise waived in writing by the Questor Investors in their sole discretion), (ii) the Bank Approval has been obtained or a Refinancing has been consummated, and
    (iii) upon the Closing of the transactions contemplated by the Stock Agreement and immediately following the Revised Use of Proceeds, there will be at least $15 million of immediately available funds under the revolving credit facility under the Credit Agreement or under the credit agreement entered into in connection with the Refinancing, after taking account of all limitations on borrowing thereunder, including, without limitation, the borrowing base, the Questor Investors agree that the conditions set forth in Section17(a)(x) and 17(a)(xvi) will be deemed to be fulfilled, and

        (B) The Company hereby agrees that if (i) as of the Closing, all other conditions to the Company's obligations under the Stock Agreement (as modified by this letter agreement) have been satisfied (or otherwise waived in writing by the Company in its sole discretion), (ii) upon the Closing of the transactions contemplated by the Stock Agreement, the Bank Approval has been obtained, or a

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    Refinancing has been consummated, and (iii) upon the Closing of the transactions contemplated by the Stock Agreement and immediately following the Revised Use of Proceeds there will be at least $15,000,000 of immediately available funds under the revolving credit facility under the Credit Agreement or under the credit agreement entered into in connection with the Refinancing, after taking account of all limitations on borrowing thereunder, including, without limitation, the borrowing base, the Company agrees that the condition set forth in Section 17(b)(v) will be deemed to be fulfilled.

    The term "Bank Approval" as used in this letter agreement shall have the same meaning as in the Stock Agreement, but all references in the definition thereof in the Stock Agreement to "this Agreement" and to the "Use of Proceeds" shall be deemed to be references to the Stock Agreement as modified by this letter agreement and to the Revised Use of Proceeds, respectively.

    3. CHANGES TO CERTIFICATE OF DESIGNATION. The Questor Investors, the Company and Thayer Equity Investors III, L.P. ("THAYER") hereby agree that if all shares of Series B, Series D and Series E Preferred Stock issued by the Company prior to the Closing are not redeemed or repurchased at or prior to the Closing, the Questor Investors, the Company and Thayer will work together in good faith to revise the Certificate of Designations for the Series F Preferred Stock (the "CERTIFICATE") to reflect that shares of Series B, Series D and/or Series E Preferred Stock will remain outstanding, and to provide that the Series F Preferred Stock will have priority and preference over the Series D and Series E Preferred Stock, and will be subordinate to the Series B Preferred Stock with respect to dividends and liquidation rights.

    4. NEGOTIATIONS. The Company, Thayer and the Questor Investors each agree to use their reasonable commercial efforts in obtaining the Bank Approval or in consummating the Refinancing in accordance with the terms of the Stock Agreement as modified by this letter agreement, including as to the Revised Use of Proceeds. The Company and Thayer will (a) permit the Questor Investors to participate in all negotiations relating to the Bank Approval (including the negotiation of all amendments to the Credit Agreement) or the Refinancing, including all meetings and pre-scheduled telephone conferences and, to the extent reasonably practicable, telephone calls in connection therewith and will promptly apprise the Questor Investors of all developments with respect to such negotiations to the extent the Questor Investors have not so participated,
(b) will provide or make arrangements to provide the Questor Investors with copies of all documents prepared or distributed in connection therewith at the same time as they are received by the Company, Thayer or the lender banks, as the case may be; (c) consult with the Questor Investors prior to entering into any amendments to the Credit Agreement or any agreements in connection with the Refinancing, and will take into account its advice and recommendations relating to the terms of any such amendment or agreement.

    5. REPURCHASE OF SERIES D AND SERIES E PREFERRED STOCK. To the extent any or all of the Series D Preferred Stock or Series E Preferred Stock is not repurchased by the Company on or prior to the Closing Date, the Certificate of Designation of the Series D and Series E Preferred Stock will be amended immediately following the Closing to provide that (a) the Redemption Price (as defined therein) will be the greater of (i) the Redemption Price currently provided in the Certificate of Designations, and (ii) the Common Stock Fair Market Value (as therein defined) of the Series D and Series E Preferred Stock on an as converted basis as of a date five days prior to the Redemption Date (as therein defined), (b) to permit the Series D Preferred Stock and the Series E Preferred Stock to be redeemed in whole or in part and separately or together, subject only to the Company having sufficient and lawful funds to redeem the Series D Preferred Stock and the Series E Preferred Stock called for redemption and (c) to provide that the Series F Preferred Stock will have priority over the Series D and Series E Preferred Stock with respect to dividends and liquidation rights.

    6. REPAYMENT OF NOTES. If the Company shall repay prior to the stated maturity thereof, in whole or in part, that certain Promissory Note, dated as of December 17, 1997, made by IQI, Inc. payable to the Blank Trust, in the principal amount of $191, 400 and/or that certain Promissory Note, dated as of

December 17, 1997, made by IQI, Inc. payable to Blank, in the principal amount of $808,600, then the Company will immediately prior to such repayment, amend that certain Stock Purchase Warrant, dated as of December 17, 1997, issued by IQI, Inc. to the Blank Trust, and that certain Stock Purchase Warrant, dated as of December 17, 1997, issued by IQI, Inc. to Blank, by deleting Section
2(i) from each such warrant.

    7. EFFECT OF AGREEMENT. This Agreement modifies and amends the Stock Agreement and, to the extent that there is any conflict between this letter agreement and the Stock Agreement, this letter agreement shall govern.

    8. CONFIDENTIALITY. This letter shall be subject to the confidentiality restrictions set forth in Section 22(n) of the Stock Agreement, to the same extent as if a part thereof.

    9. CHOICE OF LAW. This letter agreement shall be governed by and construed in accordance with the internal laws (and the conflicts of law) of the State of Delaware.

    Please execute this letter below to evidence your agreement to the foregoing.

                                       Very truly yours,

                                       QUESTOR PARTNERS FUND II, L.P.
                                       a Delaware limited partnership

                                       By: Questor General Partner II, L.P.
                                          its General Partner

                                       By: Questor Principal II, Inc.
                                          its General Partner

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------
                                       Address: c/o Organization Services, Inc.
                                                 3411 Silverside Road
                                                 Wilmington, Delaware 19810
                                                 Attention: Gilbert Warren

                                       With a copy to:

                                       Questor Management Company

                                       Address: 4000 Town Center
                                             Suite 530
                                             Southfield, Michigan 48075

                                       QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.
                                       a Delaware limited partnership

                                       By: Questor Side-by-Side Partners II
                                       3(c)(1), L.P.
                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------

                                       Address: c/o Organization Services, Inc.
                                                 3411 Silverside Road
                                                 Wilmington, Delaware 19810
                                                 Attention: Gilbert Warren

                                       With a copy to:

                                       Questor Management Company

                                       Address: 4000 Town Center
                                             Suite 530
                                             Southfield, Michigan 48075

                                       QUESTOR SIDE-BY-SIDE PARTNERS II
                                       3(C)(1), L.P. a Delaware limited
                                       partnership

                                       By: Questor Principals II, Inc.

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------

                                       Address: c/o Organization Services, Inc.
                                                 3411 Silverside Road
                                                 Wilmington, Delaware 19810
                                                 Attention: Gilbert Warren

                                       With a copy to:

                                       Questor Management Company

                                       Address: 4000 Town Center
                                             Suite 530
                                             Southfield, Michigan 48075

                                       AEGIS COMMUNICATIONS GROUP, INC.,
                                       a Delaware corporation

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------

                                       Address: ATC Communications Group, Inc.
                                             7880 Bent Branch Drive
                                             Suite 150
                                             Irving, Texas 75063

                                       TC CO-INVESTORS, LLC

                                       a Delaware limited liability company

                                       By: TC Management Partners, LLC
                                          a Delaware limited liability company,
                                          its General Partner

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------

                                       Address: 1455 Pennsylvania Avenue, N.W.
                                             Washington, D.C. 20004

                                       THAYER EQUITY INVESTORS III, L.P.
                                       a Delaware limited partnership

                                       By: TC Equity Partners, LLC
                                          a Delaware limited liability company,
                                          its General Partner

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------

                                       Address: 1455 Pennsylvania Avenue, N.W.
                                             Washington, D.C. 20004

                                       ITC SERVICES COMPANY

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------
                                       Address:
                                       --------------------------------------

                                       --------------------------------------

                                       --------------------------------------

                                       EDWARD BLANK

                                       By:
                                       --------------------------------------
                                       Name:
                                       --------------------------------------
                                       Title:
                                       --------------------------------------
                                       Address:
                                       --------------------------------------

                                       --------------------------------------

                                       --------------------------------------

                                       TRUSTS CREATED BY EDWARD BLANK AS BOTH
                                       GRANTOR AND TRUSTEE UNDER ARTICLE
                                       FOURTH OF THE EDWARD BLANK 1995
                                       GRANTOR RETAINED ANNUITY TRUST

                                       a New Jersey trust

                                       By:
                                       --------------------------------------
                                       Name: Sharon Blank
                                       Title: Trustee

                                       Address:
                                       --------------------------------------

                                       --------------------------------------

                                       --------------------------------------